                                                                    Exhibit 99.4

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

  The following unaudited pro forma combined condensed financial statements give effect to the merger (the "Merger") of Pharmacopeia's wholly-owned subsidiary, Micro Acquisition Corporation, with and into Molecular Simulations Incorporated ("MSI") under the pooling of interests accounting basis. The pro forma combined condensed financial statements are derived from and should be read in conjunction with the respective historical financial statements and the notes thereto of Pharmacopeia and MSI. The pro forma combined condensed balance sheet combines Pharmacopeia's December 31, 1997 audited balance sheet with MSI's December 31, 1997 audited balance sheet as if the Merger occurred as of December 31, 1997. The pro forma combined condensed statements of operations combine Pharmacopeia's historical condensed statements of operations for the fiscal years ended December 31, 1995, 1996 and 1997 with the corresponding MSI historical condensed statements of operations for the fiscal years ended December 31, 1995, 1996 and 1997, respectively, and assume that the Merger was consummated on January 1, 1995. The unaudited pro forma combined financial statements presented herein are not necessarily indicative of the combined results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the applicable periods indicated, nor are they necessarily indicative of the results of operations in future periods or the future financial position of the combined entity.

           PHARMACOPEIA, INC. AND MOLECULAR SIMULATIONS INCORPORATED

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                       MERGER        PRO FORMA
                                                     PRO FORMA      PHARMACOPEIA
                            PHARMACOPEIA   MSI     ADJUSTMENTS(3)  AND MSI MERGER
                            ------------ --------  --------------  --------------
          ASSETS
Current assets:
  Cash and cash
   equivalents............    $  9,590   $ 15,019     $               $ 24,609
  Marketable securities...      60,166                                  60,166
  Trade receivables, net
   of allowance for doubt-
   ful accounts of $466...                 19,424                       19,424
  Deferred tax asset......                  2,100      (2,100)(4)
  Prepaid expenses and
   other current assets...       1,890      2,781                        4,671
                              --------   --------     -------         --------
    Total current assets..      71,646     39,324      (2,100)         108,870
                              --------   --------     -------         --------
Non-current investments in
 marketable securities....      12,865                                  12,865
Property and equipment,
 net......................      10,874      2,267                       13,141
Software development
 costs, net of accumulated
 amortization of $5,813...                  3,437                        3,437
Investment in joint
 venture..................                  1,013                        1,013
Other assets..............         302        423                          725
                              --------   --------     -------         --------
                              $ 95,687   $ 46,464     $(2,100)        $140,051
                              ========   ========     =======         ========
     LIABILITIES AND
    STOCKHOLDERS EQUITY
Current liabilities:
  Accounts payable........    $  1,756   $  2,476                     $  4,232
  Accrued liabilities.....       2,726     15,568                       18,294
  Notes payable, current
   portion................         690        700                        1,390
  Deferred revenue,
   current portion........      16,091     13,254                       29,345
                              --------   --------     -------         --------
    Total current
     liabilities..........      21,263     31,998                       53,261
                              --------   --------     -------         --------
Notes payable, long-term
 portion..................         712        700                        1,412
Other long-term
 liabilities..............                    440                          440
Deferred revenue, long
 term.....................       3,275      1,067                        4,342
Commitments
Stockholders equity:
  Preferred stock.........                     22         (22)(1)
  Common stock............           1         11         (11)(1)            1
  Additional paid in
   capital................     104,909     39,498          33 (1)      144,440
  Accumulated deficit.....     (34,473)   (26,084)     (2,100)(4)      (62,657)
  Cumulative translation
   adjustment.............                 (1,188)                      (1,188)
                              --------   --------     -------         --------
    Total stockholders
     equity...............      70,437     12,259      (2,100)          80,596
                              --------   --------     -------         --------
                              $ 95,687   $ 46,464     $(2,100)        $140,051
                              ========   ========     =======         ========

   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                               PHARMACOPEIA, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  PRO FORMA
                                                                 PHARMACOPEIA
                                          HISTORICAL  HISTORICAL   AND MSI
                                         PHARMACOPEIA    MSI        MERGER
                                         ------------ ---------- ------------
Revenue:
  Contract.............................    $ 5,151     $           $  5,151
  Software license, service and
   hardware............................                  30,120      30,120
                                           -------     --------    --------
      Total revenue....................      5,151       30,120      35,271
Operating Expenses:
  Research and development
    Collaborative......................      5,563                    5,563
    Proprietary........................      5,468        7,603      13,071
  Software licenses and hardware.......                   6,609       6,609
  Sales, general and administrative....      3,781       15,386      19,167
  Acquisition related charges..........                  12,161      12,161
                                           -------     --------    --------
      Total operating expenses.........     14,812       41,759      56,571
                                           -------     --------    --------
Operating loss.........................     (9,661)     (11,639)    (21,300)
Interest and other income, net.........        705          319       1,024
                                           -------     --------    --------
Loss before provision for income
 taxes.................................     (8,956)     (11,320)    (20,276)
Provision for income taxes.............                     560         560
                                           -------     --------    --------
Net loss...............................    $(8,956)    $(11,880)   $(20,836)
                                           =======     ========    ========
Basic net loss per share...............    $ (2.77)    $  (2.28)   $  (3.48)(2)
                                           =======     ========    ========
Weighted average number of common stock
 outstanding--basic....................      3,231        5,206       5,986


   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                               PHARMACOPEIA, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     PRO FORMA
                                                        MERGER      PHARMACOPEIA
                             HISTORICAL  HISTORICAL   PRO FORMA       AND MSI
                            PHARMACOPEIA    MSI     ADJUSTMENTS(3)     MERGER
                            ------------ ---------- --------------  ------------
Revenue:
  Contract................    $ 14,799    $            $              $14,799
  Software license,
   service and hardware...                 47,261                      47,261
                              --------    -------      -------        -------
      Total revenue.......      14,799     47,261                      62,060
Operating expenses:
  Research and development
    Collaborative.........      13,129                                 13,129
    Proprietary...........       8,111     12,834                      20,945
  Software license and
   hardware...............                  7,759                       7,759
  Sales, general and
   administrative.........       5,617     22,968                      28,585
                              --------    -------      -------        -------
      Total operating
       expenses...........      26,857     43,561                      70,418
                              --------    -------      -------        -------
Operating income (loss)...     (12,058)     3,700                      (8,358)
Interest and other income,
 net......................       3,675        368                       4,043
                              --------    -------      -------        -------
Income (loss) before
 provision for income
 taxes....................      (8,383)     4,068                      (4,315)
Provision for income
 taxes....................                  1,471        1,600 (4)      3,071
                              --------    -------      -------        -------
Net income (loss).........    $ (8,383)   $ 2,597      $(1,600)       $(7,386)
                              ========    =======      =======        =======
Basic net income (loss)
 per share................    $   (.77)   $   .27                     $  (.47)(2)
Diluted net income (loss)
 per share................    $   (.77)   $   .17                     $  (.47)(2)
Weighted average number of
 common stock,
 outstanding--basic.......      10,834      9,531                      15,878
Weighted average number of
 common stock, and common
 stock equivalents
 outstanding--diluted.....      10,834     15,160                      15,878


   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                               PHARMACOPEIA, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA
                                                        MERGER     PHARMACOPEIA
                             HISTORICAL  HISTORICAL   PRO FORMA      AND MSI
                            PHARMACOPEIA    MSI     ADJUSTMENTS(3)    MERGER
                            ------------ ---------- -------------- ------------
Revenue:
  Contract revenue........    $ 24,523    $             $            $24,523
  Software license,
   service and hardware...                 56,674                     56,674
                              --------    -------       -----        -------
      Total revenue.......      24,523     56,674                     81,197
Operating expenses:
  Research and development
    Collaborative.........      16,931                                16,931
    Proprietary...........      12,588     12,663                     25,251
  Software license and
   hardware...............                 10,232                     10,232
  Sales, general and
   administrative.........       5,848     25,959                     31,807
                              --------    -------       -----        -------
      Total operating
       expenses...........      35,367     48,854                     84,221
                              --------    -------       -----        -------
Operating income (loss)...     (10,844)     7,820                     (3,024)
Interest and other income,
 net......................       4,166        126                      4,292
                              --------    -------       -----        -------
Income (loss) before
 provision for income
 taxes....................      (6,678)     7,946                      1,268
Provision for income
 taxes....................                  2,496         500 (4)      2,996
                              --------    -------       -----        -------
Net income (loss).........    $ (6,678)   $ 5,450       $(500)       $(1,728)
                              ========    =======       =====        =======
Basic net income (loss)
 per share................    $   (.58)   $   .56                    $  (.10)(2)
Diluted net income per
 share....................    $   (.58)   $   .35                    $  (.10)(2)
Weighted average number of
 common stock
 outstanding--basic.......      11,454      9,709                     16,592
Weighted average number of
 common stock, and common
 stock equivalents
 outstanding--diluted.....      11,454     15,567                     16,592


   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                     NOTES TO UNAUDITED PRO FORMA COMBINED

                        CONDENSED FINANCIAL STATEMENTS

(1) The Merger, which was completed on June 12, 1998, is being accounted for as a pooling of interests, and accordingly, the related pro forma adjustments herein reflect, where applicable, an Exchange Ratio of 0.5292 of a share of Pharmacopeia Common Stock for each outstanding share of MSI Common Stock, each outstanding share of MSI Class B Common Stock and each outstanding share of MSI Preferred Stock.

    As a result, information was adjusted for the Merger by the (i) addition of 7,017,583 shares of Pharmacopeia Common Stock, (ii) elimination of 9,791,633 shares of MSI Common Stock, elimination of 1,246,882 shares of MSI Class B Common Stock, and elimination of 2,222,223 shares of MSI Preferred Stock, and (iii) recording of approximately $33,000 as an increase to additional paid in capital at December 31, 1997.

(2) Pro forma loss per share data has been computed based on the combined historical net loss applicable to common stockholders of Pharmacopeia using the historical weighted average shares outstanding of Pharmacopeia Common Stock and the weighted average outstanding shares of MSI, adjusted to equivalent shares of Pharmacopeia Common Stock.

(3) The unaudited pro forma combined condensed financial statements do not include any material expenses related to the Merger, which are currently estimated to be $6,700,000 and are expected to be incurred in the second and third quarter of 1998.

(4) Reflects the reversal of a reduction to a valuation allowance for deferred tax assets during 1996 and 1997 of $1,600,000 and $500,000, respectively, which would not be expected to be realized given the combined tax position of the merged entity.